CORPORATE INFORMATION	12 Months Ended
Mar. 31, 2020
Disclosure of corporate information [Abstract]
CORPORATE INFORMATION

1.	CORPORATE INFORMATION

Silvercorp Metals Inc., along with its subsidiary companies (collectively the “Company”), is engaged in the acquisition, exploration, development, and mining of mineral properties. The Company s producing mines and other current exploration and development projects are located in China.

The Company is a publicly listed company incorporated in the Province of British Columbia, Canada, with limited liability under the legislation of the Province of British Columbia. The Company s shares are traded on the Toronto Stock Exchange and NYSE American.

The head office, registered address and records office of the Company are located at 1066 West Hastings Street, Suite 1750, Vancouver, British Columbia, Canada, V6E 3X1.